UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
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Trizec Properties, Inc.

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News	Investor Contacts:		Media Contact:
	Dennis C. Fabro	Andrew Joa	Paige Steers
	Senior Vice President,	Director,	Director,
	Investor Relations	Investor Relations	Public Relations
	(312) 798-6290	(312) 798-6295	(312) 798-6118
Trizec Reports Second Quarter 2006 Results
     CHICAGO, August 3, 2006 – Trizec Properties, Inc. (NYSE: TRZ) (the “Company”) today reported financial and operating results for the second quarter ended June 30, 2006.
     The Company reported funds from operations available to common stockholders (“FFO”) of $62.8 million, or $0.39 per diluted share/unit, for the second quarter of 2006, compared to $69.7 million, or $0.44 per diluted share, for the same period a year earlier.
     For the second quarter of 2006, net loss available to common stockholders, the generally accepted accounting principles (“GAAP”) measurement most directly comparable to FFO was $3.4 million, or $0.02 per diluted share. This compares to net income available to common stockholders of $45.2 million, or $0.29 per diluted share, for the second quarter of 2005 which included a $20.9 million, or $0.13 per diluted share, net gain on disposition of discontinued real estate. The attached financial information contains the reconciliation between net income available to common stockholders and FFO.
     The financial statements for the three and six months ended June 30, 2005 included in this release and the attached financial information have been restated to reflect the properties that the Company has reclassified as discontinued operations since July 1, 2005, in accordance with GAAP. Such reclassification, however, does not impact the net income available to common stockholders for the three and six months ended June 30, 2005 as previously reported.
     Second quarter 2006 total consolidated revenues from continuing operations were $214.1 million, compared to $178.7 million during the three months ended June 30, 2005. This increase was primarily due to the revenues from the office properties that the Company acquired subsequent to July 1, 2005.
     At June 30, 2006, occupancy was 88.1 percent based on the Company’s owned area, which includes its wholly-owned properties and its pro rata share of joint venture properties. Occupancy based on total area, which includes 100 percent of the Company’s consolidated properties and 100 percent of its unconsolidated joint venture properties, was 88.0 percent at June 30, 2006, with consolidated properties at 88.3 percent and unconsolidated joint venture properties at 87.1 percent.

Trizec Properties, Inc.	T: (312) 798-6000
10 South Riverside Plaza, Suite 1100	F: (312) 466-0185
Chicago, Illinois 60606	www.trz.com

Trizec Reports Second Quarter 2006 Results
     FFO for the first six months of 2006 totaled $128.7 million, or $0.80 per diluted share/unit, compared to $139.5 million, or $0.89 per diluted share, for the six months ended June 30, 2005.
     For the six months ended June 30, 2006, the Company reported net income available to common stockholders of $41.6 million, or $0.26 per diluted share. This compares to net income available to common stockholders of $70.5 million, or $0.45 per diluted share, for the first six months of 2005.
     Total revenues for the six months ended June 30, 2006 were $402.6 million, compared to $353.5 million during the same period last year. This increase was primarily due to the office properties that the Company acquired subsequent to April 1, 2005.
Proposed Merger with Affiliate of Brookfield Properties Corporation
     On June 5, 2006, Trizec announced a definitive merger and arrangement agreement with Brookfield Properties Corporation for Brookfield Properties to acquire both Trizec and Trizec Canada Inc. (TSX: TZC) in a transaction valued at $8.9 billion. Brookfield Properties is joined in the acquisition of Trizec by The Blackstone Group. Under the terms of the merger and arrangement agreement, Brookfield Properties will acquire all outstanding shares of common stock of Trizec that are not owned by Trizec Canada for $29.01 per share in cash plus an additional cash amount that represents a pro rata portion of the regular quarterly dividend payable on Trizec’s common stock and allocable to the quarter in which the proposed merger closes, and will acquire all outstanding subordinate voting shares and multiple voting shares of Trizec Canada for $30.97 (Cdn $34.09) per share in cash. The additional $1.96 cash consideration per Trizec Canada share reflects the value of Trizec Canada’s net assets other than its approximate 38 percent interest in Trizec. It is expected that the closing of the transaction will occur during the fourth quarter of 2006 and is contingent upon customary closing conditions and the approval of the stockholders of both Trizec and Trizec Canada. As a result of the proposed merger, Trizec is not providing earnings guidance and is not hosting a conference call to discuss its second quarter results.
     Consolidated financial information is attached. In addition, the Company has updated its quarterly supplemental financial and operating package, which can be found at Trizec’s Web site, www.trz.com.
Additional Information About the Merger and Where to Find It
     This communication is a result of the proposed merger transaction involving Trizec and affiliates of Brookfield Properties. In connection with the transaction, Trizec will file a proxy statement with the Securities and Exchange Commission. Stockholders are urged to read the

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Trizec Reports Second Quarter 2006 Results
proxy statement carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.
     The final proxy statement will be mailed to Trizec stockholders. In addition, the proxy statement and other documents will be available free of charge at the Securities and Exchange Commission’s Internet Web site, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained for free at Trizec’s Web site, www.trz.com, or by contacting Dennis Fabro, Senior Vice President, Investor Relations, telephone (312) 798-6000. Trizec and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions. Information regarding Trizec’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the Securities and Exchange Commission, and the proxy statement relating to the proposed transactions, when it becomes available.
     Trizec Properties, Inc., a real estate investment trust (“REIT”) headquartered in Chicago, is one of the largest owners and operators of commercial office properties in the United States. The Company has ownership interests in and manages a high-quality portfolio of 61 office properties totaling approximately 40 million square feet concentrated in the metropolitan areas of seven major U.S. markets. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s Web site at www.trz.com or call toll free at (800) 891-7017.
This release contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. We intend these forward-looking statements, which are not guarantees of future performance and financial condition, to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described under “Item 1A. Risk Factors” in our 2005 Form 10-K, filed with the Securities and Exchange Commission on March 14, 2006 and our Form 10-Q for the three months ended March 31, 2006, filed with the Securities and Exchange Commission on May 5, 2006. These factors include, without limitation, the following: the satisfaction of the conditions to consummate the proposed mergers with Brookfield Properties Corporation, including our stockholders’ adoption of the merger agreement and Trizec Canada’s shareholders’ approval of the arrangement; the actual terms of certain financings that will be obtained for the mergers and the arrangement; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of the legal proceedings that have been or may be instituted against us or Trizec Canada following announcement of the mergers and the arrangement; the failure of the mergers or the arrangement to close for any other reason; the amount of the costs, fees, expenses and charges related to the mergers and the arrangement; changes in national and local economic conditions, including those

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Trizec Reports Second Quarter 2006 Results
economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to integrate and realize the full benefits from our acquisitions, including our acquisition of certain office properties and undeveloped land parcels that were formerly owned by Arden Realty, Inc; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; material increases in the amount of special dividends payable to affiliates of Trizec Canada Inc. on shares of our special voting stock as a result of increases in the applicable cross-border withholding tax rates; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; the sale or other disposition of shares of our common stock owned by Trizec Canada Inc.; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

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Consolidated Balance Sheets (unaudited)

	June 30	December 31
$ in thousands, except per share amounts	2006	2005

Assets
Real estate	$6,038,888	$4,570,824
Less: accumulated depreciation	(713,014)	(673,443)

Real estate, net	5,325,874	3,897,381
Cash and cash equivalents	21,937	36,498
Escrows and restricted cash	69,081	70,004
Investment in unconsolidated real estate joint ventures	147,117	206,602
Office tenant receivables (net of allowance for doubtful accounts of $3,412 and $3,718 at June 30, 2006 and December 31, 2005, respectively)	11,275	13,087
Deferred rent receivables (net of allowance for doubtful accounts of $804 and $1,438 at June 30, 2006 and December 31, 2005, respectively)	150,213	139,135
Other receivables (net of allowance for doubtful accounts of $1,785 and $3,080 at June 30, 2006 and December 31, 2005, respectively)	7,591	7,384
Deferred charges (net of accumulated amortization of $79,075 and $82,365 at June 30, 2006 and December 31, 2005, respectively)	164,416	124,061
Prepaid expenses and other assets, net	340,422	216,098

Total Assets	$6,237,926	$4,710,250

Liabilities and Stockholders’ Equity

Liabilities
Mortgage debt and other loans	$3,228,166	$1,863,273
Unsecured credit facility	382,500	347,000
Trade, construction and tenant improvements payables	22,776	19,127
Accrued interest expense	10,228	5,697
Accrued operating expenses and property taxes	76,832	108,099
Other accrued liabilities	266,258	181,798
Dividends/distributions payable	32,531	32,329
Taxes payable	24,787	27,508

Total Liabilities	4,044,078	2,584,831

Commitments and Contingencies	—	—

Minority Interest – Operating Company	60,951	—

Minority Interest – Real Estate Joint Ventures	9,001	8,134

Special Voting and Class F Convertible Stock	200	200

Stockholders’ Equity
Preferred stock, 50,000,000 shares authorized, $0.01 par value, none issued and outstanding at June 30, 2006 and December 31, 2005, respectively	—	—
Common stock, 500,000,000 shares authorized, $0.01 par value, 157,453,690 and 156,478,409 issued at June 30, 2006 and December 31, 2005, respectively, and 157,388,162 and 156,419,864 outstanding at June 30, 2006 and December 31, 2005, respectively	1,575	1,565
Additional paid in capital	2,305,572	2,283,591
Accumulated deficit	(185,126)	(163,049)
Treasury stock, at cost, 65,528 and 58,545 shares at June 30, 2006 and December 31, 2005, respectively	(897)	(750)
Unearned compensation	—	(446)
Accumulated other comprehensive income (loss)	2,572	(3,826)

Total Stockholders’ Equity	2,123,696	2,117,085

Total Liabilities and Stockholders’ Equity	$6,237,926	$4,710,250

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Consolidated Statements of Operations (unaudited)

	For the three months ended		For the six months ended
	June 30		June 30
$ in thousands, except per share amounts	2006	2005	2006	2005

Revenues
Rentals	$150,512	$122,323	$280,056	$243,639
Recoveries from tenants	29,397	26,474	59,365	52,662
Parking and other	32,400	27,873	59,736	53,622
Fee income	1,799	1,983	3,394	3,593

Total Revenues	214,108	178,653	402,551	353,516

Expenses
Operating	72,477	59,057	138,395	118,290
Property taxes	24,489	22,258	47,850	44,534
General and administrative	12,012	10,007	21,286	19,015
Depreciation and amortization	60,752	40,820	107,889	79,429

Total Expenses	169,730	132,142	315,420	261,268

Operating lncome	44,378	46,511	87,131	92,248

Other lncome (Expense)
Interest and other income	2,158	2,050	3,235	3,247
Loss on early debt retirement	—	—	(312)	(14)
Recovery on insurance claims	—	—	113	—
Interest expense	(50,650)	(33,391)	(84,889)	(66,804)
Lawsuit settlement	417	—	417	760

Total Other Expense	(48,075)	(31,341)	(81,436)	(62,811)

(Loss) Income before Income Taxes, Minority Interest, Income from Unconsolidated Real Estate Joint Ventures, Discontinued Operations and Gain on Disposition of Real Estate, Net	(3,697)	15,170	5,695	29,437
(Provision) Benefit for income and other corporate taxes, net	(1,406)	2,737	(1,318)	2,316
Minority interest	(519)	(400)	(1,196)	(435)
Income from unconsolidated real estate joint ventures	2,595	4,504	5,529	8,577

(Loss) Income from Continuing Operations	(3,027)	22,011	8,710	39,895

Discontinued Operations
Income from discontinued operations	25	3,227	2,036	11,632
Gain on disposition of discontinued real estate, net	—	20,872	31,557	21,079

(Loss) Income Before Gain on Disposition of Real Estate, Net	(3,002)	46,110	42,303	72,606
Gain on disposition of real estate, net	—	256	—	256

Net (Loss) Income	(3,002)	46,366	42,303	72,862

Special voting and Class F convertible stockholders’ dividends	(359)	(1,175)	(731)	(2,384)

Net (Loss) Income Available to Common Stockholders	$(3,361)	$45,191	$41,572	$70,478

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Earnings Per Share Calculation (unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2006	2005	2006	2005

Earnings per common share
(Loss) Income from Continuing Operations Available to Common Stockholders per Weighted Average Common Share Outstanding:
Basic	$(0.02)	$0.14	$0.05	$0.25
Diluted	$(0.02)	$0.13	$0.05	$0.24

Net (Loss) Income Available to Common Stockholders per Weighted Average Common Share Outstanding:
Basic	$(0.02)	$0.29	$0.26	$0.46
Diluted	$(0.02)	$0.29	$0.26	$0.45

Weighted average shares outstanding
Basic	157,195,035	154,536,290	156,944,685	153,817,403
Diluted	157,195,035	156,745,758	161,436,298	155,961,321

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Earnings Per Share Calculation (unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
$ in thousands, except per share amounts	2006	2005	2006	2005

Computation of Basic Earnings per Share

(Loss) Income from continuing operations	$(3,027)	$22,011	$8,710	$39,895
Gain on disposition of real estate, net	—	256	—	256
Less: Special voting and Class F convertible stockholders’ dividends	(359)	(1,175)	(731)	(2,384)

(Loss) Income from Continuing Operations Available to Common Stockholders	(3,386)	21,092	7,979	37,767

Discontinued operations	25	24,099	33,593	32,711

Net (Loss) Income Available to Common Stockholders	$(3,361)	$45,191	$41,572	$70,478

Basic Earnings per Common Share
(Loss) Income from continuing operations available to common stockholders	$(0.02)	$0.14	$0.05	$0.25
Discontinued operations	—	0.16	0.21	0.21

Net (Loss) Income Available to Common Stockholders per Weighted Average Common Share Outstanding – Basic(1)	$(0.02)	$0.29	$0.26	$0.46

Weighted average shares outstanding

Basic	157,195,035	154,536,290	156,944,685	153,817,403

(1)	May not total the sum of the per share components due to rounding.

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Earnings Per Share Calculation (unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
$ in thousands, except per share amounts	2006	2005	2006	2005

Computation of Diluted Earnings per Share

(Loss) Income from continuing operations	$(3,027)	$22,011	$8,710	$39,895
Loss from continuing operations attributable to Operating Company units	—	—	(142)	—
Gain on disposition of real estate, net	—	256	—	256
Less: Special voting and Class F convertible stockholders’ dividends	(359)	(1,175)	(731)	(2,384)

(Loss) Income from Continuing Operations Available to Common Stockholders	(3,386)	21,092	7,837	37,767

Discontinued operations	25	24,099	33,593	32,711

Net (Loss) Income Available to Common Stockholders	$(3,361)	$45,191	$41,430	$70,478

Diluted Earnings per Common Share
(Loss) Income from continuing operations available to common stockholders	$(0.02)	$0.13	$0.05	$0.24
Discontinued operations	—	0.15	0.21	0.21

Net (Loss) Income Available to Common Stockholders per Weighted Average Common Share Outstanding – Diluted(1)	$(0.02)	$0.29	$0.26	$0.45

Weighted average shares outstanding

Basic	157,195,035	154,536,290	156,944,685	153,817,403
Dilutive effect of securities	—	2,209,468	4,491,613	2,143,918

Diluted	157,195,035	156,745,758	161,436,298	155,961,321

(1)	May not total the sum of the per share components due to rounding.

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Reconciliation of Funds from Operations
     Funds from operations is a non-GAAP financial measure. Funds from operations is defined by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, as net income, computed in accordance with accounting principles generally accepted in the United States, or GAAP, excluding gains or losses from sales of properties and cumulative effect of a change in accounting principle, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis.
     The Company believes that funds from operations is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effects of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, funds from operations can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review funds from operations, along with GAAP net income and cash flows from operating activities, investing activities and financing activities, when trying to understand an equity REIT’s operating performance. As discussed above, the Company computes funds from operations in accordance with current standards established by NAREIT, which may not be comparable to funds from operations reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. While funds from operations is a relevant and widely used measure of operating performance of equity REITs, it does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance, or to cash flows from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions.
     The following tables set forth the reconciliation of the Company’s funds from operations to net (loss) income available to common stockholders, both on an aggregate and per share/unit basis, for the three and six months ended June 30, 2006 and 2005:

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Reconciliation of Funds from Operations (unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
$ in thousands	2006	2005	2006	2005

Net (loss) income available to common stockholders	$(3,361)	$45,191	$41,572	$70,478

Add/(deduct):
Gain on disposition of real estate, net	—	(256)	—	(256)
Gain on disposition of discontinued real estate, net	—	(20,872)	(31,557)	(21,079)
Loss attributable to Operating Company units	(142)	—	(142)	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	66,278	45,650	118,785	90,383

Funds from operations available to common stockholders/unitholders	$62,775	$69,713	$128,658	$139,526

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Reconciliation of Funds from Operations per Share/Unit, Basic (unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2006	2005	2006	2005
Net (loss) income available to common stockholders/unitholders	$(0.02)	$0.29	$0.26	$0.46

Add/(deduct):
Gain on disposition of real estate, net	—	—	—	—
Gain on disposition of discontinued real estate, net	—	(0.14)	(0.20)	(0.14)
Loss attributable to Operating Company units	—	—	—	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	0.42	0.30	0.75	0.59

Funds from operations available to common stockholders/unitholders per weighted average common share/unit outstanding – basic (1)	$0.40	$0.45	$0.82	$0.91

Weighted average shares/units outstanding – basic	158,842,510	154,536,290	157,772,974	153,817,403

(1)	Funds from operations available to common stockholders/unitholders per weighted average common share/unit outstanding- basic may not total the sum of the per share components in the reconciliation due to rounding.

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Reconciliation of Funds from Operations per Share/Unit, Diluted (unaudited)

	For the three months ended		For the six months ended
	June 30,		June 30,
	2006	2005	2006	2005
Net (loss) income available to common stockholders	$(0.02)	$0.29	$0.26	$0.45

Add/(deduct):
Gain on disposition of real estate, net	—	—	—	—
Gain on disposition of discontinued real estate, net	—	(0.13)	(0.20)	(0.14)
Loss attributable to Operating Company units	—	—	—	—
Depreciation and amortization (real estate related) including share of unconsolidated real estate joint ventures and discontinued operations	0.41	0.29	0.74	0.58

Funds from operations available to common stockholders/unitholders per weighted average common share/unit outstanding – diluted (1)	$0.39	$0.44	$0.80	$0.89

Weighted average shares/units outstanding – diluted	162,587,553	156,745,758	161,436,298	155,961,321

(1)	Funds from operations available to common stockholders/unitholders per weighted average common share/unit outstanding- diluted may not total the sum of the per share components in the reconciliation due to rounding.

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Supplemental Operating and Financial Data
for the Quarter ended June  30, 2006
www.trz.com
This Supplemental Operating and Financial Data
is not an offer to sell or solicitation to buy any
securities of the Company and should be read in
conjunction with the financial statements and
related notes of the Company and all of the public
filings of the Company with the Securities and
Exchange Commission. Any offers to sell or
solicitations of the Company shall be made by
means of a prospectus.

Second Quarter 2006
Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of the largest owners and operators of commercial office properties in the United States. As of June 30, 2006, the company had ownership interests in and managed a high-quality portfolio of 61 office properties totaling approximately 40 million square feet concentrated in the metropolitan areas of seven major U.S. markets. Trizec trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s Web site at www.trz.com or call toll free at 1 (800) 891-7017.
Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Additional Financial Information	5
Same-Property Performance	6
Unconsolidated Real Estate Joint Venture Financial Information	7-8
Office Portfolio Analysis	9-14
Property Listing	15
Mortgage Debt and Other Loans	16-17
Discontinued Operations	18
2006 Acquisition/Disposition Summary	19

Appendix:
A) Financial Information	20
This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. We intend these forward-looking statements, which are not guarantees of future performance and financial condition, to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described under “Item 1A. Risk Factors” in our 2005 Form 10-K, filed with the Securities and Exchange Commission on March 14, 2006 and our Form 10-Q for the three months ended March 31, 2006, filed with the Securities and Exchange Commission on May 5, 2006. These factors include, without limitation, the following: the satisfaction of the conditions to consummate the proposed mergers with Brookfield Properties Corporation, including our stockholders’ adoption of the merger agreement and Trizec Canada’s shareholders’ approval of the arrangement; the actual terms of certain financings that will be obtained for the mergers and the arrangement; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of the legal proceedings that have been or may be instituted against us or Trizec Canada following announcement of the mergers and the arrangement; the failure of the mergers or the arrangement to close for any other reason; the amount of the costs, fees, expenses and charges related to the mergers and the arrangement; changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to integrate and realize the full benefits from our acquisitions, including our acquisition of certain office properties and undeveloped land parcels that were formerly owned by Arden Realty, Inc; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; material increases in the amount of special dividends payable to affiliates of Trizec Canada Inc. on shares of our special voting stock as a result of increases in the applicable cross-border withholding tax rates; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with changes in market conditions; the sale or other disposition of shares of our common stock owned by Trizec Canada Inc.; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

Second Quarter 2006

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017
	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Jay Habermann / Sloan Bohlen	(917) 343-4260 / (212) 902-2796
Green Street Advisors	Jim Sullivan / Cedrik Lachance	(949) 640-8780
Lehman Brothers	David Harris / David Toti	(212) 526-1790/2002
Merrill Lynch	Steve Sakwa / Ian Weissman	(212) 449-0335/6255
Morgan Stanley Dean Witter	Matthew Ostrower / David Cohen	(212) 761-6284/8564
Stifel Nicolaus	John Guinee / Eli Fleminger	(410) 454-5520/4830
Wachovia Securities	Christopher Haley	(443) 263-6773
Canaccord Adams	Shant Poladian / Sandy Poklar	(416) 869-6595/3060
CIBC World Markets	Rossa O’Reilly / Alex Avery	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar / Dana Merber	(416) 943-6127/6674
RBC Capital Markets	Neil Downey / Anil Jamani	(416) 842-7835/7897
TD Newcrest	Sam Damiani / Mandy Samols	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	MSCI U.S. REIT Index
S&P REIT Composite Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q3-05:	$0.20	13-Sep	30-Sep	17-Oct
Q4-05:	$0.20	13-Dec	30-Dec	17-Jan
Q1-06:	$0.20	9-Mar	31-Mar	17-Apr
Q2-06:	$0.20	13-Jun	30-Jun	17-Jul

Shares outstanding (June 30, 2006) :	157,388,162

Operating Company Units outstanding (June 30, 2006) :	2,498,671

Total Market Cap ($ mil. at June 30, 2006) :	8,675.8
Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q3-05	Q4-05	Q1-06	Q2-06	6/30/2006

Share Prices:
High	23.73	23.14	26.39	28.77	28.77
Low	20.40	20.45	22.62	22.35	20.40
Close	23.06	22.92	25.73	28.64	28.64

Avg. Daily Vol. (000’s):	500	498	467	1,350	704

Investor			Transfer
Relations:	Dennis C. Fabro	Andrew Joa	Agent:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations	Director, Investor Relations		Newport Office Center VII
	10 S. Riverside Plaza, Suite 1100	10 S. Riverside Plaza, Suite 1100		480 Washington Boulevard
	Chicago, IL 60606	Chicago, IL 60606		Jersey City, NJ 07310
	Tel: (312) 798-6290 Fax: (312) 798-6270	Tel: (312) 798-6295 Fax: (866) 784-8609		Toll Free: (800) 852-0037
	E-mail: dennis.fabro@trz.com	E-mail: andrew.joa@trz.com		E-mail: shrrelations@melloninvestor.com

Financial Highlights

Second Quarter 2006 ($ 000’s, except per share amounts)

	Three Months Ended			Six Months Ended
	30-Jun-06	30-Jun-05	% Change	30-Jun-06	30-Jun-05	% Change
Consolidated Property Revenues	$214,108	$178,653	20%	$402,551	$353,516	14%

Operating Expenses	72,477	59,057	23%	138,395	118,290	17%
Property Taxes	24,489	22,258	10%	47,850	44,534	7%

Consolidated Property Expenses	$96,966	$81,315	19%	$186,245	$162,824	14%

Consolidated Property Revenues Less Property Expenses	$117,142	$97,338	20%	$216,306	$190,692	13%

Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)	15,561	13,975	11%	30,584	27,541	11%
Property Revenues Less Property Expenses from Discontinued Operations	183	8,105	-98%	1,737	21,275	-92%

Total Property Revenues Less Property Expenses	$132,886	$119,418	11%	$248,627	$239,508	4%

Net Income Available to Common Stockholders	$(3,361)	$45,191	-107%	$41,572	$70,478	-41%

Net Income Available to Common Stockholders per Weighted Average Common Share Outstanding
Basic	$(0.02)	$0.29	-107%	$0.26	$0.46	-42%

Diluted	$(0.02)	$0.29	-107%	$0.26	$0.45	-43%

Weighted Average Common Shares Outstanding:
Basic	157,195,035	154,536,290		156,944,685	153,817,403

Diluted	157,195,035	156,745,758		161,436,298	155,961,321

Funds from Operations Available to Common Stockholders/Unitholders (FFO) [1]	$62,775	$69,713	-10%	$128,658	$139,526	-8%

FFO per share/unit
Basic	$0.40	$0.45	-12%	$0.82	$0.91	-10%

Diluted	$0.39	$0.44	-13%	$0.80	$0.89	-11%

Weighted Average Common Shares/Units Outstanding:
Basic	158,842,510	154,536,290		157,772,974	153,817,403

Diluted	162,587,553	156,745,758		161,436,298	155,961,321

(1)	FFO is a non-GAAP financial measure. See Appendix A for a reconciliation of FFO and FFO per share/unit to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information

Second Quarter 2006 ($ 000’s)	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Three Months Ended

					Los Angeles	New York	Washington, D.C.	Other	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	/ San Diego Area	Area	Area	Markets	Office	& Other	Total
June 30, 2006

Property revenues	$19,234	16,437	21,568	31,665	57,539	48,933	35,064	10,442	240,882	2,408	$243,290
Property expenses	(8,074)	(8,351)	(12,843)	(16,371)	(23,904)	(21,685)	(13,239)	(5,084)	(109,551)	(853)	(110,404)

Property revenues less property expenses	$11,160	8,086	8,725	15,294	33,635	27,248	21,825	5,358	131,331	1,555	$132,886

June 30, 2005

Property revenues	$19,304	18,468	21,299	29,407	24,108	51,186	34,889	18,245	216,906	2,699	$219,605
Property expenses	(7,506)	(8,497)	(11,284)	(14,805)	(11,558)	(24,128)	(12,526)	(9,382)	(99,686)	(501)	(100,187)

Property revenues less property expenses	$11,798	9,971	10,015	14,602	12,550	27,058	22,363	8,863	117,220	2,198	$119,418

Six Months Ended

June 30, 2006

Property revenues	$38,758	33,433	43,028	61,799	89,588	99,525	69,776	22,475	458,382	4,629	$463,011
Property expenses	(16,220)	(17,008)	(25,111)	(32,741)	(37,868)	(46,585)	(26,136)	(11,850)	(213,519)	(865)	(214,384)

Property revenues less property expenses	$22,538	16,425	17,917	29,058	51,720	52,940	43,640	10,625	244,863	3,764	$248,627

June 30, 2005

Property revenues	$38,993	37,759	42,558	57,281	50,733	100,954	67,894	36,279	432,451	5,325	$437,776
Property expenses	(15,820)	(17,073)	(22,602)	(29,245)	(23,021)	(48,538)	(24,853)	(20,117)	(201,269)	3,001	(198,268)

Property revenues less property expenses	$23,173	20,686	19,956	28,036	27,712	52,416	43,041	16,162	231,182	8,326	$239,508

Consolidated Balance Sheet Information

Second Quarter 2006
Real Estate
($ 000’s — As of June 30, 2006)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$5,951,496	$—	$5,951,496
Properties held for development	87,392	—	87,392
Accumulated depreciation	(713,014)	—	(713,014)

Real Estate, net	$5,325,874	$—	$5,325,874

Other Assets and Investments
($ 000’s — As of June 30, 2006)

Cash and cash equivalents	$21,937
Escrows and restricted cash	69,081
Investment in unconsolidated real estate joint ventures	147,117
Office tenant receivables, net	11,275
Deferred rent receivables, net	150,213
Other receivables, net	7,591
Deferred charges, net	164,416
Prepaid expenses and other assets, net	340,422

Total Other Assets and Investments	$912,052

Other Liabilities
($ 000’s — As of June 30, 2006)

Trade, construction and tenant improvements payables	$22,776
Accrued interest expense	10,228
Accrued operating expenses and property taxes	76,832
Other accrued liabilities	266,258
Dividends payable	32,531
Taxes payable	24,787

Total Other Liabilities	$433,412

Additional Financial Information

Second Quarter 2006
Straight-Line Adjustment Summary
($ 000’s)

	Three Months Ended		Six Months Ended
	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Continuing Operations	$8,441	$3,254	$15,893	$5,790
Discontinued Operations	—	(62)	(180)	(183)
Pro Rata Share of Unconsolidated JVs	149	294	942	1,017

Total	$8,590	$3,486	$16,655	$6,624

FAS 141 Impact on Rental Revenue Summary1
($ 000’s)

	Three Months Ended		Six Months Ended
	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Continuing Operations	$3,191	$729	$4,460	$1,432
Discontinued Operations	—	—	—	—
Pro Rata Share of Unconsolidated JVs	704	—	1,408	—

Total	$3,895	$729	$5,868	$1,432

[1]	Represents net amortization of above- and below-market leases amortized over the terms of the respective leases in place at the property acquisition dates. This policy has been in effect for acquisitions since July 1, 2001. The unamortized portion of above market leases totaling $35.7 million is included in Prepaid expenses and other assets and the unamortized portion of below market leases totaling $143.0 million is included in Other accrued liabilities as of June 30, 2006 for consolidated properties.
Termination Fee Revenue Summary
($ 000’s)

	Three Months Ended		Six Months Ended
	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Continuing Operations	$549	$1,788	$1,108	$3,874
Discontinued Operations	—	99	66	292
Pro Rata Share of Unconsolidated JVs	150	10	199	68

Total	$699	$1,897	$1,373	$4,234

Same-Property Performance

Second Quarter 2006
Same-Property1 Revenues Less Expenses
($ 000’s)

	Three Months Ended				Six Months Ended
	30-Jun				30-Jun
			Change				Change
	2006	2005	$	%	2006	2005	$	%
Including impact of straight-line rent

Property revenues excl. termination fees	$199,774	$196,794	$2,980	1.5%	$400,187	$392,915	$7,272	1.9%
Property expenses	(94,050)	(92,120)	(1,930)	2.1%	(191,111)	(185,640)	(5,471)	2.9%

Property revenues excl. termination fees less property expenses	$105,724	$104,674	$1,050	1.0%	$209,076	$207,275	$1,801	0.9%

Excluding impact of straight-line rent

Property revenues excl. termination fees and impact of straight-line rent	$193,125	$193,454	$(329)	-0.2%	$386,172	$385,850	$322	0.1%
Property expenses	(93,913)	(91,961)	(1,952)	2.1%	(191,012)	(185,016)	(5,996)	3.2%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$99,212	$101,493	$(2,281)	-2.2%	$195,160	$200,834	$(5,674)	-2.8%

Same-Property1 Occupancy

	30-Jun
	2006	2005	Change
Period End	88.3%	87.9%	0.4%

Average — Quarter	87.8%	88.1%	-0.3%
— Year	87.8%	88.7%	-0.9%
No. of properties represented: 45

(1)	Same-property performance includes all properties that were owned during the complete current and prior year reporting periods (including properties held for disposition and Trizec’s pro rata share of unconsolidated joint ventures). Development properties are not included in the same property portfolio until they have reached their stablized occupancy for the complete current and prior year reporting periods.

Unconsolidated Real Estate Joint Venture Financial Information

Second Quarter 2006
Unconsolidated Real Estate Joint Venture Assets
(As of June 30, 2006)

	Property	Location	Ownership	Occupancy[1]	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	80.5%	1,531,000	765,000
2.	Plaza of the Americas	Dallas, TX	50%	69.9%	1,176,000	588,000
3.	Kellogg Brown & Root Tower	Houston, TX	50%	84.7%	1,048,000	524,000
4.	Marina Towers	Los Angeles, CA	50%	91.7%	381,000	191,000
5.	The Grace Building	New York, NY	50%	99.9%	1,518,000	758,000
6.	1411 Broadway	New York, NY	50%	90.8%	1,146,000	572,000
7.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
8.	Victor Building	Washington, D.C.	50%	99.8%	343,000	172,000
9.	Waterview development	Arlington, VA	25%	NA	NA	NA

	Total			87.1%	7,358,000	3,677,000
Statement of Operations
($ 000’s)

	Three Months Ended June 30, 2006		Six Months Ended June 30, 2006
	100%	TRZ [2]	100%	TRZ [2]
Property revenues	$58,278	$28,863	$116,651	$57,839
Expenses
Property expenses	26,578	13,302	54,280	27,255
Depreciation and amortization	10,283	6,152	20,269	12,111

Total expenses	36,861	19,454	74,549	39,366

Interest expense	(14,458)	(7,222)	(27,417)	(13,696)
Interest and other income	806	408	1,499	752

Net income	$7,765	$2,595	$16,184	$5,529

Property revenues less property expenses	$31,700	$15,561	$62,371	$30,584

(1)	Total occupancy as shown is weighted average based on owned area.

(2)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Second Quarter 2006
Balance Sheets
($ 000’s — As of June 30, 2006)

	100%	TRZ [1]
Assets
Real Estate
Rental properties	$749,079	$548,591
Properties held for development	114,992	28,649
Accumulated depreciation	(145,541)	(94,309)

Real Estate, net	718,530	482,931
Other Assets
Cash & restricted cash	75,146	37,556
Deferred rent receivables, net	64,487	28,948
Deferred charges, net	55,993	29,956
Other	64,145	25,451

Total Assets	$978,301	$604,842

Liabilities
Mortgage debt	$1,012,770	$485,935
Other Liabilities
Accrued operating expenses and property taxes	20,704	6,421
Trade, construction and TI payables	4,581	2,289
Other accrued liabilities	29,791	15,293

Partners’ (deficit) equity	(89,545)	147,117
Distributions in excess of investment in unconsolidated joint ventures	—	(52,213)

Total Liabilities and Equity	$978,301	$604,842

Properties Under Development
($ 000’s — As of June 30, 2006)

		100%	TRZ [1]
Waterview development	Arlington, VA	$114,992	$28,649
Mortgage and Other Debt Maturities 1
($ 000’s — As of June 30, 2006)

		Weighted
	Amount	Average Rate
2006	$52,932	7.41%
2007	1,696	5.48%
2008	4,018	5.51%
2009	24,287	5.92%
2010	4,805	5.52%
Beyond	398,197	5.48%

Total	$485,935	5.71%

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Office Portfolio Analysis

Second Quarter 2006	(Includes discontinued operations)

(As of June 30, 2006)	Based on Pro Rata Share of Owned Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area [1]	Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]
Core Markets
Atlanta	5	3,481	10%	88.9%	88.8%	$22.70	$20.30
Chicago	4	2,434	7%	86.2%	86.7%	28.90	27.30
Dallas	4	4,510	12%	84.4%	84.1%	19.40	19.80
Houston	5	5,645	16%	88.1%	85.0%	20.70	21.10
Los Angeles / San Diego Area	18	8,318	23%	88.1%	88.1%	30.90	33.20
New York Area	6	5,615	16%	90.7%	90.9%	35.30	41.10
Washington D.C. Area	17	4,119	11%	89.7%	90.1%	31.80	33.50

Total Core Markets	59	34,122	95%	88.1%	87.7%	$27.60	$29.00

Total Other Markets	2	1,704	5%	88.3%	88.5%	$15.00	$19.70

Total Office Properties	61	35,826	100%	88.1%	87.8%	$27.10	$28.60

Based on Total Area

		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]
Consolidated Properties	53	32,160	81%	88.3%	87.9%	$26.40	$27.70
Unconsolidated JV Properties	8	7,358	19%	87.1%	87.0%	$32.70	$36.80

Total Office Properties	61	39,518	100%	88.0%	87.7%	$27.60	$29.40

(1)	For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our wholly-owned properties and our pro rata share of the square footage of our joint venture properties calculated based on our ownership interest in such joint ventures.

(2)	Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Second Quarter 2006	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Office Portfolio Leasing Activity 1

	Three Months Ended		Six Months Ended
	30-Jun-06		30-Jun-06
	Owned Area	Total Area	Owned Area	Total Area
New Leases	794,087	850,310	1,492,107	1,578,061
Renewals	658,646	693,075	1,993,770	2,049,356
Expiries	(1,444,529)	(1,534,375)	(3,759,658)	(3,946,861)

Net	8,204	9,010	(273,781)	(319,444)

Weighted-Avg. Term on new/renewal leasing (Yrs.)	7.5	7.3	9.1	8.9

Avg. Rental Rate on new/renewal leasing [2]	$22.78	$23.58	$21.88	$22.29
Avg. Rental Rate on expiring leases [2]	25.85	26.49	24.90	25.21

Rental Rate Change on leasing [2]	($3.07)	($2.91)	($3.02)	($2.92)

	-11.9%	-11.0%	-12.1%	-11.6%

(1)	In square feet unless otherwise noted.

(2)	Per square foot, excludes straight-line rent.

	Three Months Ended			Six Months Ended
	30-Jun-06			30-Jun-06
($ 000’s)	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$2,345	$367	$2,712	$4,094	$972	$5,066
Non-Recurring	4,937	250	5,187	15,128	456	15,584

Total	$7,282	$617	$7,899	$19,222	$1,428	$20,650

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.07	$0.10	$0.08	$0.13	$0.27	$0.14
Non-Recurring	0.15	0.07	0.14	0.47	0.12	0.43

Total	$0.22	$0.17	$0.22	$0.60	$0.39	$0.57

Tenant Installation Costs[3]:
Non-incremental revenue generating	$15,963	$825	$16,788	$44,730	$1,261	$45,991
Incremental revenue generating:
Space vacant > 12 months	11,679	138	11,817	20,931	287	21,218
Acquisitions and Developments	207	—	207	475	—	475

Total	$27,849	$963	$28,812	$66,136	$1,548	$67,684

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$16.39	$10.16	$15.91	$16.51	$10.06	$16.22
Incremental revenue generating	30.55	15.60	30.21	33.66	19.35	33.32

Total	$20.44	$10.69	$19.83	$19.77	$11.04	$19.42

(3)	Based on owned area and office leasing activity at Trizec’s pro rata share.

Office Portfolio Analysis

Second Quarter 2006	(Includes discontinued operations)
Scheduled Annual Expirations1
(As of June 30, 2006)

Core Markets		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Atlanta	sq. ft. 000’s	98	538	358	404	321	592	242	76	103	137
	% of owned area	2.8%	15.5%	10.3%	11.6%	9.2%	17.0%	7.0%	2.2%	3.0%	3.9%
	Rate per sq. ft.	$22.50	$22.28	$23.67	$21.99	$23.32	$28.84	$32.11	$25.06	$20.69	$22.74

Chicago	sq. ft. 000’s	44	62	42	13	207	233	78	171	196	101
	% of owned area	1.8%	2.5%	1.7%	0.5%	8.5%	9.6%	3.2%	7.0%	8.1%	4.1%
	Rate per sq. ft.	33.04	32.11	31.16	24.87	34.50	34.04	30.64	31.07	31.71	30.32

Dallas	sq. ft. 000’s	140	394	194	298	509	222	272	632	340	157
	% of owned area	3.1%	8.7%	4.3%	6.6%	11.3%	4.9%	6.0%	14.0%	7.5%	3.5%
	Rate per sq. ft.	21.10	18.59	21.45	22.12	23.22	21.87	21.39	20.28	16.46	19.41

Houston	sq. ft. 000’s	166	625	439	235	875	524	820	416	85	215
	% of owned area	2.9%	11.1%	7.8%	4.2%	15.5%	9.3%	14.5%	7.4%	1.5%	3.8%
	Rate per sq. ft.	19.90	20.33	22.60	23.02	20.25	22.85	23.99	18.04	21.31	20.78

Los Angeles / San Diego Area	sq. ft. 000’s	436	621	920	533	923	803	1,022	529	505	219
	% of owned area	5.2%	7.5%	11.1%	6.4%	11.1%	9.7%	12.3%	6.4%	6.1%	2.6%
	Rate per sq. ft.	33.75	31.10	31.11	30.62	33.37	28.47	35.39	37.74	33.80	34.05

New York Area	sq. ft. 000’s	60	172	222	763	415	132	259	262	126	1,794
	% of owned area	1.1%	3.1%	4.0%	13.6%	7.4%	2.4%	4.6%	4.7%	2.2%	32.0%
	Rate per sq. ft.	39.80	41.47	45.02	32.01	37.60	53.60	46.47	49.88	44.84	32.31

Washington D.C. Area	sq. ft. 000’s	193	607	433	507	244	127	430	127	297	142
	% of owned area	4.7%	14.7%	10.5%	12.3%	5.9%	3.1%	10.4%	3.1%	7.2%	3.4%
	Rate per sq. ft.	29.52	36.33	34.30	32.01	33.96	35.46	33.39	37.35	27.87	42.84

Total Core Markets	sq. ft. 000’s	1,137	3,019	2,608	2,753	3,494	2,633	3,123	2,213	1,652	2,765
	% of owned area	3.3%	8.8%	7.6%	8.1%	10.2%	7.7%	9.2%	6.5%	4.8%	8.1%
	Rate per sq. ft.	$28.78	$27.33	$29.65	$28.40	$28.29	$28.97	$31.45	$29.51	$28.30	$30.81

Total Other Markets	sq. ft. 000’s	15	72	275	93	130	62	3	125	8	0
	% of owned area	0.9%	4.2%	16.1%	5.5%	7.6%	3.6%	0.2%	7.3%	0.5%	0.0%
	Rate per sq. ft.	$15.93	$15.23	$15.85	$14.82	$13.65	$16.36	$16.55	$22.61	$25.89	$—

Total — Owned Area [2,3]	sq. ft. 000’s	1,152	3,091	2,883	2,846	3,624	2,695	3,126	2,338	1,660	2,765
	% of owned area	3.2%	8.6%	8.0%	7.9%	10.1%	7.5%	8.7%	6.5%	4.6%	7.7%
	Rate per sq. ft.	$28.61	$27.05	$28.34	$27.96	$27.77	$28.68	$31.43	$29.15	$28.29	$30.81

Consolidated Area	sq. ft. 000’s	951	2,819	2,658	2,638	3,212	2,537	2,772	2,044	1,496	2,536
	% of total area	3.0%	8.8%	8.3%	8.2%	10.0%	7.9%	8.6%	6.4%	4.7%	7.9%
	Rate per sq. ft.	$28.87	$27.09	$27.54	$27.52	$26.86	$28.47	$30.12	$26.93	$27.84	$30.84

Unconsolidated JV Area [4]	sq. ft. 000’s	402	542	452	417	825	318	717	593	328	459
	% of total area	5.5%	7.4%	6.1%	5.7%	11.2%	4.3%	9.7%	8.1%	4.5%	6.2%
	Rate per sq. ft.	$27.41	$26.64	$37.66	$33.50	$34.86	$32.10	$41.69	$44.45	$32.43	$30.54

Total Area[5]	sq. ft. 000’s	1,353	3,361	3,110	3,055	4,037	2,855	3,489	2,637	1,824	2,995
	% of total area	3.4%	8.5%	7.9%	7.7%	10.2%	7.2%	8.8%	6.7%	4.6%	7.6%
	Rate per sq. ft.	$28.44	$27.02	$29.01	$28.34	$28.49	$28.87	$32.50	$30.87	$28.67	$30.79

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint venture and consolidated properties.

Office Portfolio Analysis

Second Quarter 2006	(Includes discontinued operations)
Scheduled Quarterly Expirations1
(As of June 30, 2006)

Core Markets		Q3-06	Q4-06	2006	Q1-07	Q2-07	Q3-07	Q4-07	2007
Atlanta	sq. ft. 000’s	33	65	98	118	158	123	139	538
	% of owned area	0.9%	1.9%	2.8%	3.4%	4.5%	3.5%	4.0%	15.5%
	Rate per sq. ft.	$21.18	$23.17	$22.50	$20.35	$24.69	$21.13	$22.20	$22.28

Chicago	sq. ft. 000’s	36	8	44	10	11	20	21	62
	% of owned area	1.5%	0.3%	1.8%	0.4%	0.5%	0.8%	0.9%	2.5%
	Rate per sq. ft.	35.05	24.42	$33.04	25.87	27.76	37.29	32.44	$32.11

Dallas	sq. ft. 000’s	54	86	140	280	18	39	57	394
	% of owned area	1.2%	1.9%	3.1%	6.2%	0.4%	0.9%	1.3%	8.7%
	Rate per sq. ft.	22.60	20.15	$21.10	18.85	19.57	21.80	14.79	$18.59

Houston	sq. ft. 000’s	31	135	166	141	334	105	45	625
	% of owned area	0.5%	2.4%	2.9%	2.5%	5.9%	1.9%	0.8%	11.1%
	Rate per sq. ft.	18.92	20.13	$19.90	16.85	22.77	16.61	21.74	$20.33

Los Angeles / San Diego Area	sq. ft. 000’s	268	168	436	127	169	172	153	621
	% of owned area	3.2%	2.0%	5.2%	1.5%	2.0%	2.1%	1.8%	7.5%
	Rate per sq. ft.	34.34	32.82	$33.75	29.15	31.84	30.33	32.77	$31.10

New York Area	sq. ft. 000’s	12	48	60	66	65	17	24	172
	% of owned area	0.2%	0.9%	1.1%	1.2%	1.2%	0.3%	0.4%	3.1%
	Rate per sq. ft.	52.77	36.60	$39.80	46.98	37.08	46.90	34.36	$41.47

Washington D.C. Area	sq. ft. 000’s	42	151	193	64	231	233	79	607
	% of owned area	1.0%	3.7%	4.7%	1.6%	5.6%	5.7%	1.9%	14.7%
	Rate per sq. ft.	32.77	28.61	$29.52	31.45	35.90	37.73	37.44	$36.33

Total Core Markets	sq. ft. 000’s	476	661	1,137	806	986	709	518	3,019
	% of owned area	1.4%	1.9%	3.3%	2.4%	2.9%	2.1%	1.5%	8.8%
	Rate per sq. ft.	$31.47	$26.84	$28.78	$23.73	$28.65	$29.26	$27.77	$27.33

Total Other Markets	sq. ft. 000’s	15	0	15	26	5	12	29	72
	% of owned area	0.9%	0.0%	0.9%	1.5%	0.3%	0.7%	1.7%	4.2%
	Rate per sq. ft.	$15.93	$—	$15.93	$17.10	$20.04	$24.22	$9.01	$15.23

Total — Owned Area[2,3]	sq. ft. 000’s	491	661	1,152	832	991	721	547	3,091
	% of owned area	1.4%	1.8%	3.2%	2.3%	2.8%	2.0%	1.5%	8.6%
	Rate per sq. ft.	$31.00	$26.84	$28.61	$23.53	$28.61	$29.17	$26.77	$27.05

Consolidated Area	sq. ft. 000’s	471	480	951	732	966	594	527	2,819
	% of total area	1.5%	1.5%	3.0%	2.3%	3.0%	1.8%	1.6%	8.8%
	Rate per sq. ft.	$30.77	$27.01	$28.87	$22.32	$28.34	$31.18	$26.84	$27.09

Unconsolidated JV Area [4]	sq. ft. 000’s	39	363	402	197	50	255	40	542
	% of total area	0.5%	4.9%	5.5%	2.7%	0.7%	3.5%	0.5%	7.4%
	Rate per sq. ft.	$36.44	$26.44	$27.41	$32.47	$38.88	$19.97	$25.09	$26.64

Total Area[5]	sq. ft. 000’s	510	843	1,353	929	1,016	849	567	3,361
	% of total area	1.3%	2.1%	3.4%	2.4%	2.6%	2.1%	1.4%	8.5%
	Rate per sq. ft.	$31.20	$26.76	$28.44	$24.47	$28.86	$27.81	$26.72	$27.02

(1)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2)	% of owned area expiring represents Trizec’s percentage in each respective market.

(3)	Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4)	Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5)	Represents expiring area at 100% of unconsolidated real estate joint venture and consolidated properties.

Office Portfolio Analysis

Second Quarter 2006	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Market Distribution1

	Three Months Ended	Six Months Ended
	30-Jun-06	30-Jun-06
Core Markets:
Atlanta	8%	9%
Chicago	6%	7%
Dallas	7%	7%
Houston	12%	12%
Los Angeles / San Diego Area	25%	21%
New York Area	21%	22%
Washington D.C. Area	17%	18%

Total Core Markets	96%	96%

Total Other Markets	4%	4%

Total	100%	100%

(1)	Based on property revenues less property expenses.
Top 10 Assets
(As of June 30, 2006)

		% of Owned	% of Net
		Area	Rent[1]
One New York Plaza	New York, NY	7%	9%
Allen Center	Houston, TX	9%	9%
Bank of America Plaza	Los Angeles, CA	4%	6%
The Grace Building (50%)	New York, NY	2%	5%
Ernst & Young Plaza	Los Angeles, CA	4%	4%
Galleria Towers	Dallas, TX	4%	3%
Bank of America Plaza	Charlotte, NC	3%	3%
Figueroa at Wilshire	Los Angeles, CA	3%	3%
1411 Broadway (50%)	New York, NY	2%	3%
One Alliance Center	Atlanta, GA	2%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis

Second Quarter 2006	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)
Tenant Mix by Industry
(As of June 30, 2006)

Industry	% of Owned Area

Banking / Securities Brokers	18%
Legal Services	13%
Oil and Gas	7%
Computers / Communications	7%
Misc. Business Services	6%
Wholesalers / Retailers	5%
Insurance / Non Bank Financial	5%
Government	4%
Accounting	4%
Entertainment	3%

Number of tenants:	2,132

Average remaining lease term (years):	6.1

Top 20 Tenants
(As of June 30, 2006)

	% of Owned	% of Gross
Tenant	Area	Rent[1]

Wachovia Securities Financial Holdings	4.0%	5.2%
GSA	2.3%	3.3%
The Goldman Sachs Group	1.6%	2.3%
Continental Airlines	2.1%	1.9%
Bank of America	2.3%	1.7%
Ernst & Young	1.0%	1.6%
Fried,Frank,Harris	1.1%	1.6%
Devon Energy Corporation	1.4%	1.5%
The Capital Group Corporation	0.9%	1.3%
Kellogg Brown & Root Inc.	1.4%	1.0%
Jones Apparel Group Inc.	0.6%	1.0%
Amerada Hess Corporation	1.0%	1.0%
JP Morgan Chase	0.8%	1.0%
Time Warner	0.4%	1.0%
Merrill Lynch Corporation	0.8%	0.9%
Wells Fargo Bank, N.A.	1.4%	0.9%
KPMG LLP	0.5%	0.8%
Vivendi Universal Games	0.5%	0.7%
S1 Corporation	0.5%	0.7%
Smithsonian Institution	0.5%	0.7%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.
Lease Stratification
(As of June 30, 2006)

	Occupied	% of Total	No. of	% of Total No.
Lease Size (sq. ft.)	Area[1]	Occupied Area	Leases[2]	of Leases

0-2,500	1,114,000	3.2%	961	39.0%
2,501-5,000	1,680,000	4.8%	460	18.7%
5,001-10,000	3,010,000	8.7%	421	17.1%
10,001-25,000	5,137,000	14.8%	333	13.5%
25,001-50,000	5,584,000	16.1%	163	6.6%
50,001-100,000	4,729,000	13.6%	68	2.8%
100,001 +	13,444,000	38.8%	56	2.3%

Total	34,698,000	100.0%	2,462	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

First Quarter 2006
Property Listing
(As of June 30, 2006)

		Total Area	Owned Area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	91.1%
Colony Square	Atlanta, GA	837,000	837,000	89.3%
The Palisades	Atlanta, GA	627,000	627,000	78.4%
One Alliance Center	Atlanta, GA	558,000	558,000	99.9%
Midtown Plaza	Atlanta, GA	504,000	504,000	84.6%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	88.9%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	95.7%
10 South Riverside	Chicago, IL	685,000	685,000	80.5%
120 South Riverside	Chicago, IL	685,000	685,000	94.5%
550 West Washington	Chicago, IL	372,000	372,000	63.5%

Total — Chicago	(4 properties)	2,434,000	2,434,000	86.2%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	83.6%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	80.5%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	93.3%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	69.9%

Total — Dallas	(4 properties)	5,864,000	4,510,000	84.4%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	90.9%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	84.8%
Continental Center II	Houston, TX	449,000	449,000	88.2%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	84.7%
500 Jefferson	Houston, TX	390,000	390,000	78.5%

Total — Houston	(5 properties)	6,169,000	5,645,000	88.1%

Los Angeles / San Diego Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	96.1%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	86.1%
Figueroa at Wilshire	Los Angeles, CA	1,039,000	1,039,000	61.8%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	91.7%
World Savings Center	Los Angeles, CA	471,000	471,000	98.3%
5670 Wilshire Blvd.	Los Angeles, CA	409,000	409,000	89.0%
Westwood Center	Los Angeles, CA	313,000	313,000	99.8%
Howard Hughes Center
Howard Hughes Tower	Los Angeles, CA	318,000	318,000	97.9%
6060 Center Drive	Los Angeles, CA	257,000	257,000	98.7%
6080 Center Drive	Los Angeles, CA	288,000	288,000	89.5%
6100 Center Drive	Los Angeles, CA	286,000	286,000	99.5%
6601 Center Drive (Northpoint)	Los Angeles, CA	103,000	103,000	100.0%
Howard Hughes Spectrum Club	Los Angeles, CA	37,000	37,000	100.0%
9665 Wilshire Blvd.	Beverly Hills, CA	161,000	161,000	100.0%
Landmark Square	Long Beach, CA	443,000	443,000	86.7%
Sorrento Towers	San Diego, CA	599,000	599,000	81.4%
701 B Street	San Diego, CA	566,000	566,000	86.4%
707 Broadway	San Diego, CA	170,000	170,000	93.3%

Total — Los Angeles / San Diego Area	(18 properties)	8,508,000	8,318,000	88.1%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	98.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.9%
1411 Broadway (50%)	New York, NY	1,146,000	572,000	90.8%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	94.4%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,061,000	1,061,000	62.4%

Total — New York Area	(6 properties)	7,063,000	5,615,000	90.7%

Washington, D.C. Area
1200 K Street, N.W.	Washington, D.C.	389,000	389,000	98.4%
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	98.0%
Victor Building (50%)	Washington, D.C.	343,000	172,000	99.8%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	100.0%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	98.0%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	98.6%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	85.7%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.6%

Washington, D.C.	(9 properties)	2,115,000	1,939,000	97.4%

Bethesda Crescent	Bethesda, MD	269,000	269,000	90.1%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	96.3%

Suburban Maryland	(2 properties)	957,000	957,000	94.6%

Two Ballston Plaza	Arlington, VA	223,000	223,000	98.1%
1550 Wilson Boulevard	Arlington, VA	136,000	136,000	76.1%
1560 Wilson Boulevard	Arlington, VA	126,000	126,000	69.6%
12010 Sunrise Valley Drive	Reston, VA	238,000	238,000	0.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	97.3%

Northern Virginia	(6 properties)	1,223,000	1,223,000	73.7%

Total — Washington, D.C. Area	(17 properties)	4,295,000	4,119,000	89.7%

Total — Core Markets	(59 properties)	37,814,000	34,122,000	88.1%

Other Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	99.0%
Northstar Center	Minneapolis, MN	813,000	813,000	76.5%

Total — Other Markets	(2 properties)	1,704,000	1,704,000	88.3%

Total – Office Properties	(61 properties)	39,518,000	35,826,000	88.1%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at June 30, 2006 was 88.0%, with consolidated properties was 88.3% and unconsolidated real estate joint venture properties was 87.1%.

Mortgage Debt and Other Loans

Second Quarter 2006	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Consolidated Mortgage Debt and Other Loans	(As of June 30, 2006)

($ 000’s)	Weighted average		Weighted average	Outstanding
	term to maturity		interest rates	balance

Collateralized Property Loans
At fixed rates	5.8	Yrs	5.92%	$1,853,628
At variable rates (subject to interest rate caps)	1.9	Yrs	6.35%	58,480

Total	5.7	Yrs	5.93%	$1,912,108

Other Loans
At fixed rates	4.9	Yrs	6.57%	$16,058
At variable rates	—		—	—

Total	4.9	Yrs	6.57%	$16,058

Unsecured Credit Facility1 / Term Loan	1.2	Yrs	6.58%	$1,682,500

Total	3.6	Yrs	6.23%	$3,610,666

(1)	$360 million undrawn on current availability of $743 million.

Unsecured credit facility commitment totals $750 million.

Consolidated Mortgage Debt and Other Loan Maturities	(As of June 30, 2006)

($ 000’s)
	2006	2007	2008	2009	2010	Beyond	Total

Total maturities	$9,089	1,377,833	843,972	20,572	112,189	1,247,011	$3,610,666

Average rate:	5.85%	6.62%	6.41%	5.53%	5.11%	5.81%	6.23%

(a) Interest Coverage	2.3	x
(b) Fixed Charge Coverage	2.1	x
(c) Debt to Total Book Capitalization	63%
Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization, divided by interest expense.

(b)	Operating income plus depreciation and amortization, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

Second Quarter 2006

		Maturity	Current
Property/(ownership)[1]	F/V [2]	Date	Rate	Principal Balance		Term to Maturity

(As of June 30, 2006)				($000’s	)	(Years)
Consolidated Debt

CMBS Transaction
Class A-2	F		May-11	6.09%	$42,489	4.9
Class A-3 FL	V		Mar-08	5.58%	75,821	1.7
Class A-3	F		Mar-08	6.21%	78,900	1.7
Class A-4	F		May-11	6.53%	240,600	4.9
Class B-3 FL	V		Mar-08	5.73%	13,934	1.7
Class B-3	F		Mar-08	6.36%	14,500	1.7
Class B-4	F		May-11	6.72%	47,000	4.9
Class C-3	F		Mar-08	6.52%	55,300	1.7
Class C-4	F		May-11	6.89%	45,600	4.9
Class D-3	F		Mar-08	6.94%	50,300	1.7
Class D-4	F		May-11	7.28%	40,700	4.9
Class E-3	F		Mar-08	7.25%	39,700	1.7
Class E-4	F		May-11	7.60%	32,300	4.9

	Pre-swap:			6.54%	$777,144	3.5
	Post-swap[3]:			6.59%	$777,144	3.5

Renaissance Tower	F		Jan-10	4.98%	$91,340	3.5
Ernst & Young Plaza	F		Feb-14	5.07%	115,811	7.6
One New York Plaza	F		Mar-16	5.50%	400,000	9.7
2000 L Street, N.W.	F		Aug-07	6.26%	56,100	1.1
2001 M Street (98%)	F		Dec-14	5.25%	44,500	8.5
Bethesda Crescent	F		Jan-08	7.10%	31,512	1.5
Bethesda Crescent	F		Jan-08	6.70%	2,620	1.5
Two Ballston Plaza	F		Jun-08	6.91%	25,829	1.9
Bank of America Plaza (Los Angeles)	F		Sep-14	5.31%	242,000	8.2
One Alliance Center	F		Jul-13	4.78%	66,772	7.0
5670 Wilshire	V		May-08	6.35%	58,480	1.9
Term Loan	V	[4]	May-07	6.65%	1,300,000	0.8
Unsecured Credit Facility	V	[5]	Oct-08	6.34%	382,500	2.3
Other — Fixed	F		May-11	6.57%	16,058	4.9

Total Consolidated Debt				6.23%	$3,610,666	3.6

		Maturity	Current
Property/(ownership)[1]	F/V [2]	Date	Rate	Principal Balance		Term to Maturity

(As of June 30, 2006)				($000’s	)	(Years)
Unconsolidated Joint Venture Mortgage Debt

Bank One Center (50%)	V		Dec-06	7.41%	$52,856	0.4
The Grace Building (50%)	F		Jul-14	5.54%	190,119	8.0
1411 Broadway (50%)	F		Jul-14	5.50%	109,281	8.0
1460 Broadway (50%)	F		Nov-12	5.11%	12,356	6.3
Plaza of the Americas (50%)	F		Jul-11	5.12%	34,000	5.0
Waterview (25%)	V	[6]	Aug-09	6.02%	19,824	3.2
Marina Towers (50%)	F		Apr-16	5.84%	20,000	9.8
Victor Building (50%)	F		Feb-16	5.39%	47,499	9.6

Total Unconsolidated Joint Venture Mortgage Debt				5.71%	$485,935	7.0

Total Mortgage and Other Debt				6.17%	$4,096,601	4.0

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$89.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.98% fixed rate.

(4)	$250.0 million of the floating rate unsecured Term loan has been swapped from one-month LIBOR plus spread to 6.63% fixed rate.

(5)	Reflects notional allocation of $60.2 million of the floating rate unsecured credit facility debt that has been swapped from one-month LIBOR plus spread to 6.57% fixed rate.

(6)	$17.3 million of the floating rate construction loan has been swapped from one-month LIBOR plus spread to 5.88% fixed rate.

Discontinued Operations

Second Quarter 2006
Properties Designated as Discontinued Operations

During the three months ended June 30, 2006
Property	Location	Date Sold

None designated through June 30, 2006
Properties Designated as Discontinued Operations

During the twelve months ended December 31, 2005
Property	Location	Date Sold

Metropolitan Square	St. Louis, MO	29-Jul-05
Watergate Office Building	Washington, DC	7-Oct-05
Twinbrook Metro Plaza	Rockville, MD	18-Oct-05
Beaumeade Corporate Park	Ashburn, VA	18-Oct-05
First Citizens Plaza	Charlotte, NC	10-Mar-06
Statement of Operations 1

	Three Months Ended		Six Months Ended
($ 000’s)	30-Jun-06	30-Jun-05	30-Jun-06	30-Jun-05
Property revenues	$319	$15,033	$2,621	$32,313

Expenses
Property expenses	136	6,928	884	11,038
Depreciation and amortization	—	2,709	—	5,439

Total expenses	$136	$9,637	$884	$16,477

Interest expense	—	(2,259)		(4,566)
Interest and other income	5	29	33	301
Income and other taxes	(163)	61	266	61

Gain on disposition of discontinued real estate	—	20,872	31,557	21,079

Net income	$25	$24,099	$33,593	$32,711

Property revenues less property expenses	$183	$8,105	$1,737	$21,275

(1)	Williams Center I & II is included in Discontinued Operations for the three and six months ended June 30, 2006 and 2005 as it was designated in June 2004 and not sold until January 2006.

2006 Acquisition / Disposition Summary

Second Quarter 2006
Property Acquisitions

		Total	Acquired	Gross				Closing
Property	Location	Area	Area	Purchase Price	Price PSF	Debt		Date

		(sq. ft.)	(sq. ft.)	($mil.)		($mil.)
Southern California Office Portfolio	Los Angeles / San Diego Area, CA			$1,626.0	$409	$1,358.5	[1]	2-May-06
World Savings Center	Los Angeles, CA	471,000	471,000
5670 Wilshire Blvd.	Los Angeles, CA	409,000	409,000
Westwood Center	Los Angeles, CA	313,000	313,000
Howard Hughes Center
Howard Hughes Tower	Los Angeles, CA	318,000	318,000
6060 Center Drive	Los Angeles, CA	257,000	257,000
6080 Center Drive	Los Angeles, CA	288,000	288,000
6100 Center Drive	Los Angeles, CA	286,000	286,000
6601 Center Drive (Northpoint)	Los Angeles, CA	103,000	103,000
Howard Hughes Spectrum Club	Los Angeles, CA	37,000	37,000
9665 Wilshire Blvd.	Beverly Hills, CA	161,000	161,000
Sorrento Towers	San Diego, CA	599,000	599,000
701 B Street	San Diego, CA	566,000	566,000
707 Broadway	San Diego, CA	170,000	170,000

Total Property Acquisitions		3,978,000	3,978,000	$1,626.0	$409	$1,358.5

Property Dispositions

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds[2]	Debt	Proceeds	Date

		(sq. ft.)	(sq. ft.)	($mil.)	($mil.)	($mil.)
Williams Center I & II	Tulsa, OK	770,000	770,000	$42.5	—	$42.5	9-Jan-06
First Citizens Plaza	Charlotte, NC	477,000	477,000	$77.3	—	$77.3	10-Mar-06

Total Property Dispositions		1,247,000	1,247,000	$119.8	$—	$119.8

(1)	Represents $1.3 billion unsecured Term loan and $58.5 million assumed mortgage encumbering 5670 Wilshire Blvd.

(2)	Gross proceeds before selling costs or any other adjustments

Appendix A

Second Quarter 2006
Trizec Properties, Inc.
Financial Information
(See the Financial Information included in the press release filed as part of this Schedule 14A.)